Exhibit 99.1
Rapid7 Announces First Quarter 2022 Financial Results

•Annualized recurring revenue (ARR) of $627 million, an increase of 38% year-over-year
•Total revenue of $157 million, up 34% year-over-year; Products revenue of $149 million, up 36% year-over-year
•Total customer growth of 16% year-over-year
•Total ARR per customer growth of 18% year-over-year
Boston, MA – May 4, 2022 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the first quarter of 2022.

“Rapid7’s strong start to the year was driven by on-going momentum across our security transformation and vulnerability management solutions, as we sustained year-over-year ARR growth of 38%,” said Corey Thomas, Chairman and CEO of Rapid7.

“Amid an escalating cyberthreat environment, we are seeing robust demand for our differentiated and best-in-suite security operations platform as customers work to secure their modern and traditional technology environments. Alongside our strong growth, we generated positive free cash flow in the first quarter as we focus on our commitment to scaling efficiently while investing in our people and technology to drive durable growth.”
First Quarter 2022 Financial Results and Other Metrics

	Three Months Ended March 31,
	2022	2021	% Change
	(dollars in thousands)
Annualized recurring revenue	$627,122	$455,797	38%
Number of customers	10,407	8,945	16%
ARR per customer	$60.3	$51.0	18%
rapid7.com

	Three Months Ended March 31,
	2022	2021	% Change
	(in thousands, except per share data)
Products revenue	$149,025	$109,285	36%
Professional services revenue	8,359	8,166	2%
Total revenue	$157,384	$117,451	34%

North America revenue	$124,934	$96,403	30%
Rest of world revenue	32,450	21,048	54%
Total revenue	$157,384	$117,451	34%

GAAP gross profit	$106,095	$81,162
GAAP gross margin	67%	69%
Non-GAAP gross profit	$113,029	$85,457
Non-GAAP gross margin	72%	73%

GAAP loss from operations	$(40,379)	$(23,116)
GAAP operating margin	(26)%	(20)%
Non-GAAP (loss) income from operations	$(5,619)	$1,906
Non-GAAP operating margin	(4)%	2%

GAAP net loss	$(44,999)	$(29,845)
GAAP net loss per share, basic and diluted	$(0.78)	$(0.56)
Non-GAAP net loss	$(9,260)	$(1,425)
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.03)

Adjusted EBITDA	$(1,173)	$5,757

Net cash provided by operating activities	$10,403	$20,595
Free cash flow	$3,828	$17,865
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In April 2022, Rapid7 published its 2022 Social Good Report, the company’s first comprehensive look at its work around advancing cybersecurity, diversity and inclusion, purposeful philanthropy, environmental sustainability, and governance.
•In March 2022, Rapid7 was named a Strong Performer by The Forrester WaveTM for Cloud Workload Security, including recognition as the top-ranked solution in the Current Offering category. Rapid7 received the highest possible scores for Cloud Security Posture Management (CSPM), Infrastructure as Code (IaC) security, orchestration platform, runtime, Cloud Workload Protections (CWP), and container protection plans.
•In March 2022, Rapid7 announced new cloud workload protection capabilities for InsightCloudSec, the company’s fully-integrated cloud-native security platform, including native vulnerability assessment enhancements for container and Kubernetes environments.
•In March 2022, Rapid7 published the results of a MITRE Engenuity ATT&CK® Evaluation of Rapid7 InsightIDR, highlighting the strong signal-to-noise demonstrated by the company’s industry-leading cloud SIEM and XDR offering.
•In March 2022, Rapid7 released its 2021 Vulnerability Intelligence Report, examining the 50 most notable security vulnerabilities and high-impact Cyber Attacks in 2021.
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Second Quarter and Full-Year 2022 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net (loss) income per share and free cash flow to be in the following ranges:

	Second Quarter 2022			Full-Year 2022
	(in millions, except per share data)
Annualized recurring revenue				$740	to	$750
Year-over-year growth				24%	to	25%
Revenue	$163	to	$165	$686	to	$692
Year-over-year growth	29%	to	31%	28%	to	29%
Non-GAAP income from operations	$0	to	$2	$17	to	$24
Non-GAAP net (loss) income per share	$(0.07)	to	$(0.03)	$0.05	to	$0.16
Weighted average shares outstanding	58.8			60.9
Free cash flow				$40	to	$45
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the second quarter and full-year 2022 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the second quarter 2022 represent basic shares outstanding given our projected non-GAAP net loss and for the full-year 2022 diluted shares outstanding given our projected range of non-GAAP net income. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, May 4, 2022, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 8743849) until May 11, 2022. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 10,000 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall
rapid7.com

understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
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Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the second quarter and full-year 2022, the assumptions underlying such guidance and the timing of global economic recovery, market opportunities, future growth and operating leverage, and the anticipated impact of the ongoing COVID-19 pandemic on our guidance, business, financial condition, and results of operations. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2022 and in the subsequent reports that we file with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277
Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$141,365	$164,582
Short-term investments	93,155	58,850
Accounts receivable, net	107,320	146,094
Deferred contract acquisition and fulfillment costs, current portion	30,984	29,974
Prepaid expenses and other current assets	38,051	33,236
Total current assets	410,875	432,736
Long-term investments	28,295	34,068
Property and equipment, net	49,804	50,225
Operating lease right-of-use assets	89,196	83,751
Deferred contract acquisition and fulfillment costs, non-current portion	59,121	57,191
Goodwill	515,333	515,258
Intangible assets, net	108,246	111,591
Other assets	13,000	11,191
Total assets	$1,273,870	$1,296,011
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$12,163	$3,521
Accrued expenses	56,502	82,620
Operating lease liabilities, current portion	11,336	9,630
Deferred revenue, current portion	378,338	372,067
Other current liabilities	1,264	842
Total current liabilities	459,603	468,680
Convertible senior notes, non-current portion, net	812,995	812,063
Operating lease liabilities, non-current portion	93,954	90,865
Deferred revenue, non-current portion	30,616	33,056
Other long-term liabilities	13,253	17,342
Total liabilities	1,410,421	1,422,006
Stockholders’ equity (deficit):
Common stock	582	577
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	650,710	615,032
Accumulated other comprehensive loss	(2,052)	(812)
Accumulated deficit	(781,027)	(736,028)
Total stockholders’ equity (deficit)	(136,551)	(125,995)
Total liabilities and stockholders’ equity (deficit)	$1,273,870	$1,296,011

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
Revenue:
Products	$149,025	$109,285
Professional services	8,359	8,166
Total revenue	157,384	117,451
Cost of revenue:
Products	43,472	29,650
Professional services	7,817	6,639
Total cost of revenue	51,289	36,289
Total gross profit	106,095	81,162
Operating expenses:
Research and development	49,812	33,080
Sales and marketing	75,146	54,978
General and administrative	21,516	16,220
Total operating expenses	146,474	104,278
Loss from operations	(40,379)	(23,116)
Other income (expense), net:
Interest income	112	96
Interest expense	(2,693)	(5,394)
Other income (expense), net	(603)	(1,068)
Loss before income taxes	(43,563)	(29,482)
Provision for income taxes	1,436	363
Net loss	$(44,999)	$(29,845)
Net loss per share, basic and diluted	$(0.78)	$(0.56)
Weighted-average common shares outstanding, basic and diluted	57,724,821	52,904,881

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(44,999)	$(29,845)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	10,169	6,740
Amortization of debt issuance costs	979	658
Stock-based compensation expense	28,922	20,862
Induced conversion expense	—	2,740
Other	526	1,404
Change in operating assets and liabilities:
Accounts receivable	36,327	34,414
Deferred contract acquisition and fulfillment costs	(2,939)	(1,956)
Prepaid expenses and other assets	(6,556)	(136)
Accounts payable	8,673	550
Accrued expenses	(24,048)	(15,429)
Deferred revenue	3,830	987
Other liabilities	(481)	(394)
Net cash provided by operating activities	10,403	20,595
Cash flows from investing activities:
Business acquisition, net of cash acquired	—	(49,720)
Purchases of property and equipment	(3,053)	(972)
Capitalization of internal-use software costs	(3,522)	(1,758)
Purchases of investments	(32,136)	(6,394)
Sales/maturities of investments	2,800	41,900
Other investments	—	(1,500)
Net cash used in investing activities	(35,911)	(18,444)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	—	587,100
Purchase of capped calls related to convertible senior notes	—	(76,020)
Payments for repurchase of convertible senior notes	—	(182,647)
Payments related to business acquisitions	—	(2,431)
Taxes paid related to net share settlement of equity awards	(3,461)	(3,324)
Proceeds from employee stock purchase plan	5,710	4,467
Proceeds from stock option exercises	959	1,427
Net cash provided by financing activities	3,208	328,572
Effects of exchange rates on cash, cash equivalents and restricted cash	(800)	(500)
Net (decrease) increase in cash, cash equivalents and restricted cash	(23,100)	330,223
Cash, cash equivalents and restricted cash, beginning of period	165,017	173,617
Cash, cash equivalents and restricted cash, end of period	$141,917	$503,840

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2022	2021
GAAP gross profit	$106,095	$81,162
Add: Stock-based compensation expense[1]	2,090	1,554
Add: Amortization of acquired intangible assets[2]	4,844	2,741
Non-GAAP gross profit	$113,029	$85,457
Non-GAAP gross margin	71.8%	72.8%

GAAP gross profit - Products	$105,553	$79,635
Add: Stock-based compensation expense	1,495	1,018
Add: Amortization of acquired intangible assets	4,844	2,741
Non-GAAP gross profit - Products	$111,892	$83,394
Non-GAAP gross margin - Products	75.1%	76.3%

GAAP gross profit - Professional services	$542	$1,527
Add: Stock-based compensation expense	595	536
Non-GAAP gross profit - Professional services	$1,137	$2,063
Non-GAAP gross margin - Professional services	13.6%	25.3%

GAAP loss from operations	$(40,379)	$(23,116)
Add: Stock-based compensation expense[1]	28,922	20,862
Add: Amortization of acquired intangible assets[2]	5,723	2,889
Add: Acquisition-related expenses[3]	—	1,168
Add: Litigation-related expenses[4]	115	103
Non-GAAP (loss) income from operations	$(5,619)	$1,906

GAAP net loss	$(44,999)	$(29,845)
Add: Stock-based compensation expense[1]	28,922	20,862
Add: Amortization of acquired intangible assets[2]	5,723	2,889
Add: Acquisition-related expenses[3]	—	1,168
Add: Litigation-related expenses[4]	115	103
Add: Amortization of debt issuance costs	979	658
Add: Induced conversion expense	—	2,740
Non-GAAP net loss	$(9,260)	$(1,425)

Reconciliation of net loss per share, basic and diluted
GAAP net loss per share, basic and diluted	$(0.78)	$(0.56)
Non-GAAP adjustments to net loss	0.62	0.53
Non-GAAP net loss per share, basic and diluted	$(0.16)	$(0.03)

Weighted average shares used in GAAP per share calculation, basic and diluted	57,724,821	52,904,881

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,090	$1,554

Research and development	13,024	7,815
Sales and marketing	6,774	5,746
General and administrative	7,034	5,747

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,844	$2,741
Sales and marketing	684	103
General and administrative	195	45

[3] Includes acquisition-related expenses as follows:
Sales and marketing	—	122
General and administrative	—	1,046

[4] Includes litigation-related expenses as follows:
General and administrative	$115	$103

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
GAAP net loss	$(44,999)	$(29,845)
Interest income	(112)	(96)
Interest expense	2,693	5,394
Other (income) expense, net	603	1,068
Provision for income taxes	1,436	363
Depreciation expense	3,303	2,994
Amortization of intangible assets	6,866	3,746
Stock-based compensation expense	28,922	20,862
Acquisition-related expenses	—	1,168
Litigation-related expenses	115	103
Adjusted EBITDA	$(1,173)	$5,757

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2022	2021
Net cash provided by operating activities	$10,403	$20,595
Less: Purchases of property and equipment	(3,053)	(972)
Less: Capitalized internal-use software costs	(3,522)	(1,758)
Free cash flow	$3,828	$17,865

Second Quarter and Full-Year 2022 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Second Quarter 2022			Full-Year 2022
Reconciliation of GAAP to non-GAAP income from operations:
Anticipated GAAP loss from operations	$(39)	to	$(37)	$(136)	to	$(129)
Add: Anticipated stock-based compensation expense	33	to	33	131	to	131
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Anticipated non-GAAP income from operations	$0		$2	$17		$24

Reconciliation of GAAP to non-GAAP net (loss) income:
Anticipated GAAP net loss	$(44)	to	$(42)	$(154)	to	$(147)
Add: Anticipated stock-based compensation expense	33	to	33	131	to	131
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Add: Anticipated amortization of debt issuance costs	1	to	1	4	to	4
Anticipated non-GAAP net (loss) income	$(4)		$(2)	$3		$10

Anticipated GAAP net loss per share, basic and diluted	$(0.75)		$(0.71)	$(2.61)		$(2.50)
Anticipated non-GAAP net (loss) income per share, basic and diluted	$(0.07)		$(0.03)	$0.05		$0.16

Weighted average shares used in GAAP per share calculation, basic and diluted	58.8			58.9

Weighted average shares used in non-GAAP per share calculation
Basic	58.8			58.9
Diluted	58.8			60.9
The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss and Anticipated GAAP net loss per share are expected to change.

	Full-Year 2022
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$80	to	$85
Purchases of property and equipment	(25)	to	(25)
Capitalized internal-use software costs	(15)	to	(15)
Free cash flow	$40		$45